Exhibit 99.2

FBR 2006 Growth Investor Conference June 1, 2006

Presentation Agenda

• Healthcare IT Market • QuadraMed Strategic Overview • Financial Review • General Q & A Keith Hagen President and CEO

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Safe Harbor Statement

Cautionary Statement on Risks Associated with QuadraMed’s Forward-Looking Statements

This presentation may contain forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by QuadraMed that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement except as required by law. QuadraMed advises investors that it discusses risk factors and uncertainties that could cause QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission (“SEC”). QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

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Healthcare IT Market

The US health care IT market is large and growing • Estimated HCIT Spending To Exceed $47 Billion By 2008 • 15% Compound Annual Growth Rate (CAGR) From 2003 -

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Healthcare IT Market

Government actions and associated funding are

helping create momentum in Health Care IT

“The 21st century health care system is using a 19th century paperwork system.... These old methods of keeping records are real threats to patients and their safety and are incredibly costly.... Within 10 years, every American must have a personal electronic medical record.”

— President George W. Bush, American Association of Community Colleges Annual Convention, 4/26/2004

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Healthcare IT Market

Revenue and cash management will continue to be an important component of health systems’ strategies

•      65% or more of hospitals have credit ratings below A… therefore capital costs more for these hospitals

•      Medicare and Medicaid have grown to become the major source of revenues for most hospitals

•      Revenue management has become a more important tactic to managing the bottom line than cost control

•      Access, financial decision support, health information management processes and systems when combined with strong patient accounting systems will help drive revenue management improvements

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Healthcare IT Market

Reimbursement Trends Beginning to Link Payment

to Quality in “Pay for Performance” Initiatives

“The CMS will write out bonus checks for a total of $8.85 million to 123 top-performing hospitals in a groundbreaking pay-for-performance demonstration project that is being coordinated by hospital alliance Premier.”

— Modern Healthcare • November 14, 2005

“Pay for performance represents the first real attempt to pay providers differently based on the quality of care they give to patients…”

—RWJF President and CEO Risa Lavizzo-Mourey, M.D., M.B.A.

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QuadraMed Strategic Overview

Hospitals with low margins have plans to buy • Operating Room systems • Clinical information systems • Revenue Cycle Source: HIMSS Analytics 2005

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QuadraMed Strategic Overview

•      Public Company established in 1993

•      Long history in Healthcare IT market

•      Large Customer Install base

•      US, Canada, Puerto Rico, Australia, UK

•      Almost 25% of US hospitals use a QuadraMed product

•      Products in all 128 GOV’T VA hospitals

•      Strong technology platform

•      Industry Leading Product Set

MDBuyline HIS Customer Satisfaction Ranking

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QuadraMed Strategic Overview

HIS Market Share

•      Only 11 vendors of 53 have a greater than 1% HIS market share

•      11% of the HIS market includes self-developed HIS systems

•      5% of the market share is represented by 42 firms with less than 1% share each

Source: Dorenfest Database, 2004

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QuadraMed Strategic Overview

Significant Player in Healthcare IT Market 60% of Vendors Have Annual Revenue of Less Than $20 Million Source: R.L. Johnson & Associates 2005 Trends Report

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QuadraMed Strategic Overview

•     According to AHA 86% of hospitals fall in to the “Community” Hospital category

•     QuadraMed target market of 100 to 400 beds is > 40% of the entire market or 2100+ opportunities

U.S. Community Hospitals: Bed Size

Total: 4,895 (2)

Source: American Hospital Association, Forward

Momentum: Hospital Use of Information Technology,

2005, data source is 2003 AHA Annual Survey

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QuadraMed Strategic Overview

Healthcare IT companies must specialize – it is no longer possible to be all things to all people

Differing strategies

•      Mega vendors – Bundle IT, Medical Modalities, Facility Technology and more

•      HIS vendors – Many have market focus of clinicals or low cost/easy to use, or “small” hospital segment

•      Niche vendors – Focus on one market or a departmental application

QuadraMed will focus on the “Care-based Revenue Cycle” process for mid to large healthcare organizations seeking to achieve successful financial performance.

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Our Mission

To advance the success of healthcare organizations through IT solutions that leverage quality care into positive financial outcomes.

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QuadraMed Strategic Overview

The “Care-based Revenue Cycletm” process defines how healthcare organizations can leverage quality of care into positive financial outcomes using industry leading and award winning solutions from QuadraMed. Enables the Process with:

•      Access Management

•      Health Information Management

•      Revenue Cycle Management

•      Care Management

•      Administrative Reporting

“The revenue cycle is defined as all the administrative and clinical functions that contribute to the capture, management, and collection of patient service revenue.”

Source: HFMA 10/2002

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QuadraMed's Six Critical Processes to a Care-based Revenue Cycle

EHR
Charting, CPOE and Documentation
2
HIM
(Coding & Compliance)
3
Patient Revenue Mgmt
(e.g., Denial Mgmt., CBO, Contract Mgmt., Billing, A/R, Cashier)
4
Decision Support
5
1
Access Management
6
Electronic Data Interchange
Electronic Document Management
Workflow

QuadraMed Strategic Overview

Unique Value Proposition

Using QuadraMed’s end-to-end solutions to optimize the patient experience and leverage quality of care into payment, our clients receive the proper reimbursement, in the shortest time, at the lowest administrative cost.

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Financial Review

2005 Highlights

•      New Executive mgmt team

•      New strategic direction

•      Operationalizing strategic plan

•      Strong balance sheet

•      Zero Long Term Debt

•      Net Loss improved by $38M to $(4M) from $(42M) in 2004

•      EBITDA improved $34M to $7M from $(27M) in 2004 [1]

•      Net Cash Flow improved $25M to $11M from $(14M) in 2004

•      Cash increased $11M

Unaudited
In millions	2005
Revenue	$122.3
Gross Margin	$76.7

Gross Margin %	63%
Loss from Operations	($1.4)
Net Income (Loss)	($3.9)
Proforma Net Income [1]	$3.0
EBITDA [1]	$7.1
Net Cash Flow	$10.6
Long Term Debt	ZERO

1 As presented in QD press release dated March 15, 2006, Exhibit 4

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Financial Review

Estimated Recurring/Renewable Revenue Sources

1) Est. 67% Revenue “Base”

•      Contract renewals required from strong customer base

•      1, 3, 5 year terms

•      Short-term Service Engagements

2) Est. 33% from new contracts and new customers

Unaudited
in millions	2005
Maintenance	$54
Est Term License & Renewable Services	$28

Recurring Sources	$82

Total 2005 Revenue	$122
Estimated Recurring/Renewable Revenue Sources	67%

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Financial Review

Available Cash

1) Qtrly Increase LTM == average approximately $4M per Qtr 2) Net Cash Flow • $11M 2005 • ($14)M 2004 Quarterly Cash Balance

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QuadraMed Strategic Overview

Revenue Growth Opportunities

•      Leverage Large Install Base with Increase Cross- Selling Efforts

•      Continued Growth of New Sales Bookings

•      Deliver New Products & Services to Support our “Care-based Revenue Cycle” Process Strategy

•      Continued Market Penetration in all Segments

•      Access Management

•      Health Information Management

•      HIS Systems

•      Expand GOV’T business

•      Identity Management Products and Services

•      Build Offerings Around Interoperability and RHIOs

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Corporate Summary

•      Strong Business Platform

•      Recurring Revenue and New Sales Bookings

•      Recognized Leader in Revenue Cycle Management

•      Recognized Leader in Enterprise Scheduling, HIM and Identity Management

•      Customer base provides vertical sales opportunities

•      “Core-vendor” footprint not easily displaced

•      New Corporate Growth Strategy

•      Industry Trends Support our Focus

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Questions? www.QuadraMed.com AMEX: QD

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Executive Management

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CEO

Keith B. Hagen President & CEO QuadraMed Corporation 12110 Sunset Hills Road, Suite 600 Reston, VA 20190 (Tel) 703-904-5629 Email: KHagen@QuadraMed.com

Keith was named President and Chief Executive Officer of QuadraMed in September of 2005. Mr. Hagen brings to QuadraMed more than 21 years of healthcare information technology and operational experience.

Mr. Hagen most recently served as the President and a director of M. Transaction Services, Inc., a national healthcare electronic data interchange (EDI) service provider and a subsidiary of Misys PLC. In that position, he was responsible for the Company’s transaction service operations. Before his appointment as President of MTS in March 2003, Mr. Hagen served as Senior Vice President and Chief Technology Officer of Misys Hospital Systems and at Sunquest Information Systems, which was acquired by Misys.

He spent 14 years in various roles with Compucare where he ultimately served as their Senior Vice President of Products and Technology and Chief Technology Officer. Mr. Hagen was part of the executive team that sold Compucare to QuadraMed in 1999.

Keith earned a Bachelor of Science degree in Computer Science from the State University of New York.

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Client Services

Linda Baum Vice President Customer Services QuadraMed Corporation 12110 Sunset Hills Road, Suite 600 Reston, VA 20190 (Tel) 703-709-2304 Email: LBaum@QuadraMed.com

Linda Baum joined the QuadraMed Management Team in 2003, and accepted her current position in 2005. As an expert across the spectrum of healthcare information technology, her responsibilities are broad-based and include enterprise-wide customer support and implementation services.

Prior to 2003, she served eight years as Senior Account Manager for the ADP Claims Services Group. In this position, Ms. Baum managed the delivery of medical bill review software and outsourcing services to Property & Casualty insurance companies, growing this business segment to more than $9 million in annual revenue. Previously, Linda Baum worked with Compucare, acquired by QuadraMed in 1999. She was the company’s Director of Product Marketing. Her earlier experience with Compucare also included a variety of positions in customer services.

Ms. Baum earned her Bachelor of Arts degree with High Honor majoring in Anthropology and Linguistics from Michigan State University, and was elected to the Phi Beta Kappa and Phi Kappa Phi honor societies. She went on to study at Rutgers University from where she was awarded a MLS degree in Information Science.

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Sales

James R. Milligan Senior Vice President, Sales and Government Programs QuadraMed Corporation 12110 Sunset Hills Road, Suite 600 Reston, VA 20190 (Tel) 703-736-2937 Email: JMillian@QuadraMed.com

Jim joined QuadraMed 2001 as a Regional Vice President of Sales for the Enterprise Division. After building and leading QuadraMed’s most successful Region, he assumed responsibilities for the Enterprise customer base as Vice President Of Client Management. He successfully led the Client Management organization and was subsequently promoted to General Manager for QuadraMed’s Government Programs Division.

At a critical time he reorganized the company’s GPD and began the successful deployment of products under a Blanket purchase agreement. His current responsibilities include sales and client development activities for all of QuadraMed’s Enterprise products and General Management of the Government programs Division

Mr. Milligan has over 20 years of Hospital and physician information systems experience. Prior to joining QuadraMed in 2001, he held several sales management and executive sales management positions with First Data Corporation, Cycare and Millbrook. Jim Milligan graduated from The University of Ashland with a Bachelor of Science degree in Business Administration.

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Human Resources

Donna D. Klein Vice President, Human Resources QuadraMed Corporation 12110 Sunset Hills Road, Suite 600 Reston, VA 20190 (Tel) 703-904-5629 Email: DKlein@QuadraMed.com

Donna has served as a Senior Human Resources Executive since 1997, when she was appointed vice president of human resources and administration at Compucare, a company acquired by QuadraMed in 1999.

Starting her career with Georgetown University Hospital, Donna joined Compucare in 1982 as a clinical systems analyst. She was promoted to manager for the installation of clinical applications and several years later, was appointed the director of national support. In 1992 she assumed responsibility for installation services, as director, with management responsibility for 60 staff members. During her tenure in this position, the number of clients increased 800 percent.

Ms. Klein and her staff are responsible for human resources programs for all QuadraMed employees located in 10 offices throughout the United States, and in the United Kingdom and Australia. Ms. Klein is a member of the Society for Human Resource Management.

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Corporate Finance

David L. Piazza Executive Vice President & Chief Financial Officer QuadraMed Corporation 12110 Sunset Hills Road, Suite 600 Reston, VA 20190 (Tel) 703-742-4312 Email: DPiazza@QuadraMed.com

David L. Piazza became our Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer in August 2005. Mr. Piazza joined the Company in October 2003 as Vice President of Finance and has been responsible for all non-accounting finance and administrative matters for the Company.

From June 2001 to October 2003, Mr. Piazza was Chief Financial Officer of Gemplex Inc., a global virtual private network provider in Vienna, Virginia, and from February 2000 to June 2001, he was Chief Financial Officer and Senior Vice President, International of Teligent International in Vienna, Virginia.

Mr. Piazza has twenty years of experience in the telecommunications sector, where he has worked with both public and private companies. He is a CPA and began his career in the public accounting practice, where he specialized in the audits of regulated companies. Mr. Piazza is a graduate of the University of Illinois.

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Corporate Development

Steven V. Russell Senior Vice President Corporate Development QuadraMed Corporation 12110 Sunset Hills Road, Suite 600 Reston, VA 20190 (Tel) 703-904-5629 Email: SRussell@QuadraMed.com

Steven joined QuadraMed in November 2005 and leads the Company’s efforts in long-range strategic planning to best assure the Company’s growth and profitability objectives. His responsibilities include corporate branding, marketing, public relations, competitive analysis and establishing business partnerships to support the Company’s strategic initiatives.

Mr. Russell has over 20 years of health care sales and marketing and operations experience in the health care information technology and health care services business industries. Most recently, Mr. Russell had been Vice President HIM National Sales at Precyse Solutions an HIM consulting and services company, prior to that, he was Senior Vice President at Healthscribe, Inc., until its sale to Spheris in early 2005. Prior to joining Healthscribe, he served as Executive Vice President of Phycom, Inc., an internet-based firm serving the managed care industry, Senior Vice President of Field Operations for Compucare Company, a private health care technology company, and Regional Vice President Cerner Corporation, a major public health care information technology

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Product Management

James R. Klein

Executive Vice President

Product Management &

Chief Technical Officer

QuadraMed Corporation

12110 Sunset Hills Road, Suite 600

Reston, VA 20190

(Tel) 703-709-5683

Email: JKlein@QuadraMed.com

A nationally recognized expert in the area of healthcare information technology, Jim Klein was appointed to his current position with QuadraMed in August 2005.

Mr. Klein has more than 25 years experience in the industry and previously held the post of director, healthcare technology for InterSystems Corporation, a QuadraMed technology partner. He has also served as a vice president and research director with Gartner, Inc., and a member of the Compucare management team through that company’s acquisition by QuadraMed in 1999.

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